                                                                                                                        June 19, 2013

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- DREYFUS GLOBAL REAL ESTATE SECURITIES FUND

Supplement to Summary and Statutory Prospectus

dated May 1, 2013

The following information supersedes and replaces the information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  The fund's sub-investment adviser is Urdang, an affiliate of The Dreyfus Corporation.  E. Todd Briddell and Dean Frankel are the fund's co-primary portfolio managers, positions they have held since June 2013 and December 2006, respectively.  Mr. Briddell is the Chief Executive Officer and Chief Investment Officer of Urdang.  Mr. Frankel is a Senior Portfolio Manager for Urdang.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

E. Todd Briddell and Dean Frankel are the fund's co-primary portfolio managers.  Mr. Briddell has served as a co-primary portfolio manager since June 2013.  Mr. Frankel has served as a co-primary portfolio manager of the fund (or its predecessor) since December 2006.  Mr. Briddell is the Chief Executive Officer and Chief Investment Officer of Urdang which he joined in 1993.  Mr. Frankel is a Senior Portfolio Manager for Urdang, which he joined in 1997 as an analyst, and has managed assets since 1999.

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